BLACKROCK FUNDSSM

BlackRock Tactical Opportunities Fund

(the “Fund”)

Supplement dated May 3, 2017 to the Fund’s

Summary Prospectus dated January 27, 2017

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The table in the section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2006	Managing Director of BlackRock, Inc.
Thomas Becker	2016	Director of BlackRock, Inc.
Michael Pensky	2016	Vice President of BlackRock, Inc.
Richard Murrall	2017	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-TO-0517SUP